Exhibit 10.5.2
AMENDMENT NO. 2
          AMENDMENT NO. 2, dated as of July 2, 2008 (this “Amendment”), by and among INTERSTATE OPERATING COMPANY, LP, a Delaware limited partnership (the “Borrower”), LEHMAN COMMERCIAL PAPER INC., as Administrative Agent (the “Administrative Agent”), and the Lenders party hereto to the Credit Agreement (as defined below).
WITNESSETH:
          WHEREAS, the Borrower, the Administrative Agent, Lehman Brothers Inc. as sole lead arranger and sole bookrunner, Société Générale, as syndication agent, Calyon New York Branch and Merrill Lynch Capital, a division of Merrill Lynch Business Financial Services, Inc. as co-documentation agents and the Lenders have entered into that certain Senior Secured Credit Agreement, dated as of March 9, 2007 (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”);
          WHEREAS, the Borrower has requested certain amendments to the Credit Agreement as more specifically set forth below;
          WHEREAS, the Administrative Agent and the Lenders have agreed, subject to the terms and conditions hereinafter set forth, to amend the Credit Agreement as set forth below.
          NOW, THEREFORE, in consideration of the foregoing, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:
          1. Defined Terms. Capitalized terms used and not otherwise defined herein shall have the meanings ascribed to such terms in the Credit Agreement.
          2. Amendments. Effective as of the Amendment No. 2 Effective Date (as defined in Section 3 of this Amendment) and subject to the terms and conditions set forth herein, the Credit Agreement is hereby amended as follows:
          (a) Section 1.01 (Certain Defined Terms) of the Credit Agreement is hereby amended by inserting the following definitions in the appropriate alphabetical order:
          ““Amendment No. 2”” means the Amendment No. 2, dated as of July 2, 2008 by and among the Borrower, the Administrative Agent and the Lenders party thereto.”
          ““Amendment No. 2 Effective Date”” means the Amendment No. 2 Effective Date as defined in Amendment No. 2 to this Agreement.”
          (b) The definition of “Sliver Investments” in Section 1.01 (Certain Defined Terms) of the Credit Agreement is hereby deleted in its entirety and replaced with the following:
     ““Sliver Investments” shall mean debt and equity investments in partnerships, companies or limited liability companies (a) for which the Borrower’s direct or indirect ownership interest is less than 50% and (b) that own hospitality properties for which the Borrower or its wholly-owned subsidiary will have a Customary Property Agreement; provided, that, with respect to Investments of up to $25,000,000 in the aggregate, such Customary Property Agreement may be held by an entity which is not a wholly owned subsidiary of Borrower or of a Subsidiary of Borrower.”

          3. Conditions to Effectiveness of this Amendment. This Amendment shall become effective as of the date (the “Amendment No. 2 Effective Date”) each of the following conditions precedent shall have been satisfied:
          (a) The Administrative Agent shall have received on or prior to the Amendment No. 2 Effective Date each of the following, each dated the Amendment No. 2 Effective Date unless otherwise indicated or agreed to by the Administrative Agent and in form and substance satisfactory to the Administrative Agent:
          (i) this Amendment, executed by the Borrower, the Administrative Agent and the Required Lenders under the Credit Agreement; and
          (ii) such additional documentation as the Administrative Agent or the Lenders may reasonably require.
          (b) There shall have been paid to the Administrative Agent, for the account of itself and the Lenders, as applicable, all expenses (including reasonable expenses of counsel) due and payable on or before the Amendment No. 2 Effective Date.
          4. Representations and Warranties. The Borrower hereby represents and warrants to the Administrative Agent and the Lenders, on and as of the date hereof, that:
          (a) (i) The Borrower has taken all necessary action to authorize the execution, delivery and performance of this Amendment, (ii) this Amendment has been duly executed and delivered by the Borrower and (iii) this Amendment is the legal, valid and binding obligation of the Borrower, enforceable against it in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally and by general equitable principles.
          (b) After giving effect to this Amendment, each of the representations and warranties made by any Loan Party in or pursuant to the Credit Documents is true and correct in all material respects on and as of the date hereof, as if made on and as of such date, except to the extent such representations and warranties expressly relate to an earlier date, in which case such representations and warranties are true and correct in all material respects as of such earlier date.
          (c) After giving effect to this Amendment, no Default or Event of Default has occurred and is continuing as of the date hereof.
          5. Reaffirmation.
          (a) Each Loan Party hereby consents to the execution, delivery and performance of this Amendment and agrees that each reference to the Credit Agreement in the Credit Documents shall, on and after the Amendment No. 2 Effective Date, be deemed to be a reference to the Credit Agreement as amended by this Amendment.
          (b) Each Loan Party hereby acknowledges and agrees that, after giving effect to this Amendment, all of its respective obligations and liabilities under the Credit Documents to which it is a party are reaffirmed, and remain in full force and effect.
          6. Continuing Effect. Except as expressly set forth in this Amendment, all of the terms and provisions of the Credit Agreement are and shall remain in full force and effect and the

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Borrower shall continue to be bound by all of such terms and provisions. The Amendment provided for herein is limited to the specific provisions of the Credit Agreement specified herein and shall not constitute an amendment of, or an indication of the Administrative Agent’s or the Lenders’ willingness to amend or waive, any other provisions of the Credit Agreement or the same sections for any other date or purpose. This Amendment is a Credit Document.
          7. Expenses. The Borrowers agree to pay and reimburse the Administrative Agent for all its reasonable out-of-pocket costs and expenses incurred in connection with the negotiation, preparation, execution and delivery of this Amendment, and other documents prepared in connection herewith, and the transactions contemplated hereby, including, without limitation, reasonable fees and disbursements and other charges of counsel to the Administrative Agent relating to the Amendment.
          8. Choice of Law. THIS AGREEMENT SHALL BE GOVERNED BY, CONSTRUED AND ENFORCED, AND ANY DISPUTE BETWEEN THE BORROWER, THE ADMINISTRATIVE AGENT, ANY LENDER, OR ANY INDEMNITEE ARISING OUT OF, CONNECTED WITH, RELATED TO, OR INCIDENTAL TO THE RELATIONSHIP ESTABLISHED BETWEEN THEM IN CONNECTION WITH, THIS AGREEMENT, AND WHETHER ARISING IN CONTRACT, TORT, EQUITY, OR OTHERWISE, SHALL BE RESOLVED IN ACCORDANCE WITH THE INTERNAL LAWS (INCLUDING, WITHOUT LIMITATION, SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW, BUT OTHERWISE WITHOUT REGARD TO THE CONFLICTS OF LAWS PROVISIONS) OF THE STATE OF NEW YORK; PROVIDED THAT THE PERFECTION OF THE LIENS OF THE ADMINISTRATIVE AGENT ON THE COLLATERAL AND THE EXERCISE OF REMEDIES AGAINST THE COLLATERAL SHALL BE GOVERNED BY, CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE APPLICABLE JURISDICTION.
          9. Counterparts. This Amendment may be executed in any number of counterparts and by different parties and separate counterparts, each of which when so executed and delivered, shall be deemed an original, and all of which, when taken together, shall constitute one and the same instrument. Delivery of an executed counterpart of a signature page to this Amendment by facsimile or e-mail shall be effective as delivery of a manually executed counterpart of this Amendment.
          10. Integration. This Amendment, together with the other Credit Documents, incorporates all negotiations of the parties hereto with respect to the subject matter hereof and is the final expression and agreement of the parties hereto with respect to the subject matter hereof.
          11. Severability. In case any provision in this Amendment shall be invalid, illegal or unenforceable, such provision shall be severable from the remainder of this Amendment and the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.
          12. Waiver of Jury Trial. EACH OF THE PARTIES HERETO IRREVOCABLY WAIVES ANY RIGHT TO HAVE A JURY PARTICIPATE IN RESOLVING ANY DISPUTE, WHETHER SOUNDING IN CONTRACT, TORT, OR OTHERWISE, ARISING OUT OF, CONNECTED WITH, RELATED TO OR INCIDENTAL TO THE RELATIONSHIP ESTABLISHED AMONG THEM IN CONNECTION WITH THIS AGREEMENT OR ANY OTHER INSTRUMENT, DOCUMENT OR AGREEMENT EXECUTED OR DELIVERED IN CONNECTION HEREWITH. EACH OF THE PARTIES HERETO AGREES AND CONSENTS THAT ANY SUCH CLAIM, DEMAND, ACTION OR CAUSE OF ACTION SHALL BE DECIDED BY COURT TRIAL WITHOUT A JURY AND THAT ANY PARTY HERETO MAY FILE AN ORIGINAL COUNTERPART OR A

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COPY OF THIS AGREEMENT WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF THE PARTIES HERETO TO THE WAIVER OF THEIR RIGHT TO TRIAL BY JURY.
[Signature Pages Follow]

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          IN WITNESS WHEREOF, the parties have entered into this Amendment as of the date first above written.

BORROWER: INTERSTATE OPERATING COMPANY, LP, a Delaware Limited partnership By: Interstate Hotels & Resorts, Inc., its general partner

By:	/s/ Bruce Riggins
	Name:	Bruce Riggins
	Title:	Chief Financial Officer

[Signature Page to Amendment No. 2]

LEHMAN COMMERCIAL PAPER INC., as a Lender and as Administrative Agent
By:	/s/ Craig Malloy
	Name:	Craig Malloy
	Title:	Authorized Signatory

[Signature Page to Amendment No. 2]

          IN WITNESS WHERE, the parties have acknowledged and agreed upon this Amendment as of the date first written above.

GUARANTORS: INTERSTATE HOTELS & RESORTS, INC. a Delaware corporation
By:	/s/ Bruce Riggins
	Name:	Bruce Riggins
	Title:	Chief Financial Officer

[Signature Page to Amendment No. 2]

INTERSTATE HOTELS COMPANY
a Delaware corporation

INTERSTATE PARTNER CORPORATION
a Delaware corporation

INTERSTATE PROPERTY CORPORATION
a Delaware corporation

NORTHRIDGE HOLDINGS, INC.
a Delaware corporation

INTERSTATE MEMBER INC.
a Delaware corporation

CROSSROADS HOSPITALITY MANAGEMENT COMPANY
a Delaware corporation

INTERSTATE MANAGEMENT SERVICES, INC.
a Delaware corporation

SUNSTONE HOTEL PROPERTIES, INC.
a Colorado corporation

By:	/s/ Bruce Riggins
	Name:	Bruce Riggins
	Title:	Chief Financial Officer

[Signature Page to Amendment No. 2]

INTERSTATE BATON ROUGE, LLC
a Delaware limited liability company

INTERSTATE TESORO, LLC
a Delaware limited liability company

INTERSTATE CLEVELAND, LLC
a Delaware limited liability company

INTERSTATE SAWGRASS, LLC
a Delaware limited liability company

INTERSTATE DURHAM, LLC
a Delaware limited liability company

IHR DEVELOPMENT GROUP, LLC
a Delaware limited liability company

INTERSTATE INVESTMENTS I, LLC
a Delaware limited liability company

INTERSTATE INDIA, LLC
a Delaware limited liability company

INTERSTATE INDIA INVESTMENTS, LLC
a Delaware limited liability company

INTERSTATE ECONOMY INVESTMENT, LLC
a Delaware limited liability company

INTERSTATE HARTE GP, LLC
a Delaware limited liability company

INTERSTATE TRADING, LLC
a Delaware limited liability company

INTERSTATE MAHWAH, LLC
a Delaware limited liability company

INTERSTATE FRAZER, LLC
a Delaware limited liability company

INTERSTATE LATHAM, LLC
a Delaware limited liability company

INTERSTATE LAFAYETTE, LLC
a Delaware limited liability company

INTERSTATE DEVELOPMENT GROUP II, LLC
a Delaware limited liability company

[Signature Page to Amendment No. 2]

INTERSTATE INVEST, LLC
a Delaware limited liability company

INTERSTATE MEXICO MANAGEMENT, LLC
a Delaware limited liability company

INTERSTATE MEXICO PROPERTIES, LLC
a Delaware limited liability company

INTERSTATE ATLANTA AIRPORT, LLC
a Delaware limited liability company

INTERSTATE CONCORD HOLDINGS, LLC
a Delaware limited liability company

INTERSTATE CONCORD, LLC
a Delaware limited liability company

IHR/PH INVESTMENT, LLC
a Delaware limited liability company

By: Interstate Operating Company, LP, its Member

By: Interstate Hotels & Resorts, Inc., its general partner

By:	/s/ Bruce Riggins
	Name:	Bruce Riggins
	Title:	Chief Financial Officer

[Signature Page to Amendment No. 2]

INTERSTATE MANAGEMENT COMPANY, LLC
a Delaware limited liability company

CAPSTAR ST. LOUIS COMPANY, L.L.C.
a Delaware limited liability company

MERISTAR STORRS COMPANY, LLC
a Delaware limited liability company

INTERSTATE CROSS KEYS, LLC
a Delaware limited liability company

INTERSTATE HOTEL MANAGEMENT SYSTEM, LLC
a Delaware limited liability company

By: Interstate Operating Company, LP, its Member

By: Interstate Hotels & Resorts, Inc., its general partner

By:	/s/ Bruce Riggins
	Name:	Bruce Riggins
	Title:	Chief Financial Officer

INTERSTATE PROPERTY PARTNERSHIP, L.P. a Delaware limited partnership By: Interstate Property Corporation, its general partner
By:	/s/ Bruce Riggins
	Name:	Bruce Riggins
	Title:	Chief Financial Officer

INTERSTATE MANCHESTER COMPANY, L.L.C. a Delaware limited liability company By: Interstate Property Partnership, L.P., its member By: Interstate Property Corporation, its general partner
By:	/s/ Bruce Riggins
	Name:	Bruce Riggins
	Title:	Chief Financial Officer

[Signature Page to Amendment No. 2]

INTERSTATE HOTELS, LLC a Delaware limited liability company By: Northridge Holdings, Inc., its member
By:	/s/ Bruce Riggins
	Name:	Bruce Riggins
	Title:	Chief Financial Officer

CONTINENTAL DESIGN & SUPPLIES COMPANY, L.L.C. a Delaware limited liability company By: Interstate Member, Inc., its member
By:	/s/ Bruce Riggins
	Name:	Bruce Riggins
	Title:	Chief Financial Officer

CROSSROADS HOSPITALITY COMPANY, L.L.C. a Delaware limited liability company By: Interstate Hotels, LLC, its managing member By: Northridge Holdings, Inc., its member
By:	/s/ Bruce Riggins
	Name:	Bruce Riggins
	Title:	Chief Financial Officer

IHC HOLDINGS, INC. a Delaware corporation
By:	/s/ Bruce Riggins
	Name:	Bruce Riggins
	Title:	Chief Financial Officer

[Signature Page to Amendment No. 2]

NORTHRIDGE INSURANCE COMPANY a corporation organized under the laws of the Cayman Islands
By:	/s/ Bruce Riggins
	Name:	Bruce Riggins
	Title:	Chief Financial Officer

MERISTAR MANAGEMENT (VANCOUVER-METROTOWN) LTD. a British Columbia (Canada) corporation
By:	/s/ Bruce Riggins
	Name:	Bruce Riggins
	Title:	Chief Financial Officer

[Signature Page to Amendment No. 2]

Royal Bank of Canada as a Lender
By:	/s/ Jake Sigmund
	Name:	Jake Sigmund
	Title:	Authorized Signatory

[Signature Page to Amendment No. 2]

CALYON NEW YORK BRANCH as a Lender
By:	/s/ Jason Chrein
	Name:	Jason Chrein
	Title:	Director

By:	/s/ David Bowers
	Name:	David Bowers
	Title:	Managing Director

[Signature Page to Amendment No. 2]

Wachovia Bank, N.A. as a Lender
By:	/s/ Jeri A Fellerman
	Name:	Jeri A Fellerman
	Title:	Senior Vice President

[Signature Page to Amendment No. 2]

Société Générale, as a Lender
By:	/s/ Jerry Parisi
	Name:	Jerry Parisi
	Title:	Managing Director

[Signature Page to Amendment No. 2]

Bank of America, N.A. as a Lender
By:	/s/ Michael D. Brannan
	Name:	Michael D. Brannan
	Title:	Senior Vice President

[Signature Page to Amendment No. 2]